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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              November 1, 2000 (Date of earliest event reported)

                              SAGA SYSTEMS, Inc.
            (Exact name of Registrant as specified in its charter)

Delaware                        1-13609                     54-1167173
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)



                              SAGA SYSTEMS, Inc.
                          11190 Sunrise Valley Drive
                            Reston, Virginia 20191
                   (Address of principal executive offices)

                                (703) 860-5050
             (Registrant's telephone number, including area code)
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Item 5.           Other Events

         On November 2, 2000, SAGA SYSTEMS, Inc. ("SAGA SYSTEMS"), together with Software AG ("Software AG"), issued a joint press release announcing that Software AG, Software AG Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Software AG ("Acquisition Corp."), and SAGA SYSTEMS had entered into an Agreement and Plan of Merger, dated as of November 1, 2000 (the "Merger Agreement"), providing for the merger of Acquisition Corp. with and into SAGA SYSTEMS (the "Merger"). Under the terms of the Merger Agreement, if the Merger is consummated, SAGA SYSTEMS stockholders (other than Software AG and stockholders who elect to exercise appraisal rights under Delaware law) will receive $11.50 in cash for each share of SAGA SYSTEMS common stock held. The Merger is subject to customary closing conditions, including the approval of the Merger by the stockholders of SAGA SYSTEMS.

         In connection with the execution of the Merger Agreement, Thayer Equity Investors III, L.P. and its affiliate, TC Co-Investors, LLC (the "Thayer Stockholders"), which collectively own approximately 37% of the outstanding
SAGA SYSTEMS common stock, have agreed to sell to Acquisition Corp. immediately prior to the consummation of the Merger approximately 65% of the shares held by them in exchange for a 12-month subordinated promissory note of Software AG in the aggregate principal amount of approximately $80.5 million. The principal amount of the note was calculated on the basis of the per share purchase price of $11.50 for each share of SAGA SYSTEMS common stock, and the SAGA SYSTEMS Board of Directors appointed a special committee, consisting of three independent directors, to review the terms of the note to ensure that such terms did not result in the Thayer Stockholders' receiving more favorable consideration than the other SAGA SYSTEMS' stockholders. The note will not bear interest during the first three month period beginning on the date of issuance. During the immediately subsequent three month period, it will bear interest at the rate of 4% per annum, and thereafter, until the principal amount has been paid in full (and so long as the note is not in default), at 8% per annum. With respect to the remaining SAGA SYSTEMS shares held by the Thayer Stockholders and not sold to Acquisition Corp. immediately prior to consummation of the Merger, the Thayer Stockholders will receive under the Merger Agreement the same $11.50 per share consideration received by other stockholders.

         In addition, the Thayer Stockholders and Daniel F. Gillis, President and Chief Executive Officer of SAGA SYSTEMS (who owns less than 1% of the outstanding shares of SAGA SYSTEMS common stock), have agreed, among other things, to vote their shares of SAGA SYSTEMS common stock to approve the Merger Agreement, the Merger and related agreements. Their respective obligations to vote in this manner will terminate upon termination of the Merger Agreement.

         The foregoing description is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit
2.1 to this current report on Form 8-K and is incorporated by reference herein in its entirety. A copy of the news release, dated November 2, 2000 (the "News Release"), relating to the Merger is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

                                      -2-
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         The News Release contains, among other things, forward-looking statements regarding SAGA SYSTEMS and Software AG, including statements relating to expected revenues, costs, accretion to earnings and market penetration. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. These risks, contingencies and uncertainties include, but are not limited to, actions of the U.S., foreign and local governments; the inability to successfully integrate the businesses of Software AG and SAGA SYSTEMS; costs related to the Merger; fluctuations in currency values; significant quarterly and other fluctuations in revenues and results of operations; reliance on the timely and successful development, production, marketing and delivery of new products and services; risks associated with conducting a professional services business; reliance on the mainframe computing environment and demand for the SAGA SYSTEMS products; changes in the SAGA SYSTEMS product and service mix and product and service pricing; interoperability of the SAGA SYSTEMS products with leading software application products; risks of protecting intellectual property rights and litigation; dependence on third-party technology; risks associated with international sales, distributors and operations; dependence on government contracts; SAGA SYSTEMS' ability to adjust to enhanced competition and new competitors in the software and professional services markets, to maintain and enhance its relationships with vendors and to attract and retain key employees; conditions in the information technology and enterprise systems and integration markets; general economic and business conditions; and other risks detailed from time to time in SAGA SYSTEMS' reports filed with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934 or the Securities Act of 1933.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           Exhibit Number            Exhibit Description
           --------------            -------------------

           2.1 Agreement and Plan of Merger, dated as of November 1, 2000, among SAGA SYSTEMS, Acquisition Corp. and Software AG.

           99.1 Text of News Release Relating to the Merger dated November 2, 2000.

                                      -3-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, SAGA SYSTEMS has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SAGA SYSTEMS, INC.
                                             (Registrant)


                                                 /s/ Dale Williams
Date: November 3, 2000                       By: ______________________________
                                                       Dale Williams
                                                 Name:_________________________
                                                       Vice President and Chief
                                                 Title:________________________
                                                        Financial Officer
                                                       ________________________


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                                 EXHIBIT INDEX
                                 -------------

Exhibit Number                 Exhibit Description
--------------                 -------------------

2.1 Agreement and Plan of Merger, dated as of November 1, 2000, among SAGA SYSTEMS, Acquisition Corp. and Software AG.

99.1                           Text of News Release Relating to the Merger dated
                               November 2, 2000.

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